                                                                 EXHIBIT 10.5(c)


                         AMENDMENT NO. 1 TO AMENDED AND
                      RESTATED REVOLVING CREDIT AGREEMENT
                       AND CORPORATE GUARANTEE AGREEMENT


                                                           as of August 28, 1996



Firstar Bank Milwaukee, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois  60603

Bank One, Milwaukee, NA
111 East Wisconsin Avenue
Milwaukee, Wisconsin  53201

LaSalle National Bank
120 South LaSalle Street
Chicago, Illinois  60603

Gentlemen:

                 Each of Electronic Assembly Corporation, a Wisconsin corporation (the "Company"), and Plexus Corp., a Wisconsin corporation ("Plexus"), hereby agrees with you as follows:

                 1. Definitions. Reference is made to the Amended and Restated Revolving Credit Agreement dated as of March 18, 1996 (the "Loan Agreement") between the Company and each of you, pursuant to which the Company has issued its promissory notes to each of you, each dated as of March 18, 1996 (the "Existing Notes"), in an aggregate principal amount equal to $55,000,000. Further reference is made to the Amended and Restated Corporate Guarantee Agreement dated of March 18, 1996 (the "Plexus Guarantee") made by Plexus in favor of the Banks with respect the obligations of the Company under the Loan Agreement. All capitalized terms used and not otherwise defined herein shall have the meanings given to such terms by the Loan Agreement as supplemented and amended hereby.

Firstar Bank Milwaukee, N.A.
Harris Trust and Savings Bank
Bank One, Milwaukee, NA
LaSalle National Bank
August 28, 1996
Page 2



                 2. Decrease in Credit; Other Changes. The Company and Plexus request that you agree to (i) decrease the aggregate amount of credit available to the Company under the Loan Agreement from $55,000,000 to $40,000,000, and (ii) make certain changes to the interest rate pricing option provisions, covenants and other terms and conditions of the Loan Agreement and the Plexus Guarantee. In connection with such credit reduction, the Company and the Banks have agreed that all outstanding principal and accrued interest on the Existing Note held by LaSalle National Bank (the "LaSalle Note"), together with all fees and other amounts due LaSalle National Bank under the Loan Agreement, shall be paid in full on the date hereof, and that effective upon such payment LaSalle National Bank shall no longer be a party to the Loan Agreement.

                 3. New Notes. Any additional loans made pursuant to the Loan Agreement, together with the unpaid balances of the Existing Notes (other than the LaSalle Note which shall be paid in full), shall be evidenced by new promissory notes of the Company in the form of Exhibit A annexed hereto (the "New Notes") to be dated the date hereof in the principal amounts of the respective Commitments set forth in section 4(d) below. The New Notes shall be executed by the Company and delivered to each of the remaining Banks against return of their Existing Notes to the Company. Accrued interest on such Existing Notes outstanding on the date of issuance of the New Notes shall be included in the interest due on the New Notes issued in replacement of such Existing Notes on the first interest payment date specified therein.

                 4. Amendments to Loan Agreement. Upon the execution and delivery of the New Notes and the payment in full of the LaSalle Note as provided below, and subject to all of the terms and conditions hereof, the Loan Agreement shall be amended as of the date hereof as follows:

                          (a) All references in the Loan Agreement to the Notes issued thereunder and the loans evidenced thereby shall refer to the New Notes issued hereunder and the loans evidenced thereby (including the unpaid balances of the Existing Notes after giving effect to the transactions contemplated by this Amendment).

                          (b) All references to the Loan Agreement in the Loan Agreement and the other agreements relating

Firstar Bank Milwaukee, N.A.
Harris Trust and Savings Bank
Bank One, Milwaukee, NA
LaSalle National Bank
August 28, 1996
Page 3



         thereto shall refer to the Loan Agreement as amended hereby.

                          (c) The first paragraph of the Loan Agreement is amended by deleting the reference therein to LaSalle National Bank, a national banking association. All references to the "Banks" or the "Creditor" in the Loan Agreement and the other agreements relating thereto shall be deemed to refer only to Firstar Bank Milwaukee, N.A., Harris Trust and Savings Bank, and Bank One, Milwaukee, NA.

                          (d) The table set forth in Section 1.8 of the Loan Agreement (Commitment) shall be amended to read in its entirety as follows:


  Bank                                                Percentage Interest                         Commitment
  ----                                                -------------------                         ----------
  Firstar Bank                                                 45%                               $18,000,000
  Milwaukee, N.A.

  Harris Trust and                                           37.5%                               $15,000,000
  Savings Bank

  Bank One,                                                  17.5%                               $ 7,000,000
  Milwaukee, NA

                              Total                           100%                               $40,000,000
                                                              ====                               ===========

                          (e)     The reference to $55,000,000 in clause (i) of
         Section 1.23 of the Loan Agreement (Maximum Amount of Credit) is amended to $40,000,000.

                          (f)     Section 2.3(b) of the Loan Agreement
         (Interest Calculation - Applicable Rate) is amended by deleting the word "monthly" where it appears in clause (ii) thereof.

                          (g) The table set forth in Section 2.3(b) of the Loan Agreement (Interest Calculation - Applicable Rate) is amended to read in its entirety as follows:

Firstar Bank Milwaukee, N.A.
Harris Trust and Savings Bank
Bank One, Milwaukee, NA
LaSalle National Bank
August 28, 1996
Page 4




  Consolidated Debt
  to Worth Ratio                                       LIBOR Rate Spread                   Prime Rate Spread
  -----------------                                    -----------------                   -----------------
  greater than or                                             2.0%                               0.25%
  equal to 2.00 to 1

  less than 2.00 to 1                                         1.5%                                  0%
  but greater than or
  equal to 1.5 to 1

  less than 1.5 to 1                                         1.25%                              (0.25%)
  but greater than or
  equal to 1.25 to 1

  less than 1.25 to 1                                         1.0%                              (0.25%)
  but greater than or
  equal to 1.00 to 1

  less than 1.00 to 1                                       0.875%                              (0.25%)

                          (h) The first sentence of Section 2.4 of the Loan Agreement (Commitment Fee) is amended to read in its entirety as follows:

                 "The Company will pay, with respect to each Note, a commitment fee of one-eighth of one percent (1/8%), on a per annum basis, as to the unused portion of the Commitment represented by such Note during the period from the date of this Agreement to the date on which the Commitment is terminated and the entire amount of principal of and interest due on such Note is paid in full."

                          (i) Section 6.6 of the Loan Agreement (Fixed Asset Expenditures) is deleted in its entirety.

                          (j) Section 10.7 of the Loan Agreement (Notices) is amended by deleting the name and address of LaSalle National Bank.

                 5. Amendments to Plexus Guarantee. Upon the execution and delivery of the New Notes and the payment in full of the

Firstar Bank Milwaukee, N.A.
Harris Trust and Savings Bank
Bank One, Milwaukee, NA
LaSalle National Bank
August 28, 1996
Page 5



LaSalle Note as provided below, and subject to all of the terms and conditions hereof, the Plexus Guarantee shall be amended as of the date hereof as follows:

                          (a) All references to the Plexus Guarantee in the Loan Agreement and the other agreements relating thereto shall refer to the Plexus Guarantee as amended hereby.

                          (b) Paragraph A of the Recitals to the Plexus Guarantee is amended by deleting the reference therein to LaSalle National Bank.

                          (c) Section 7(a) of the Plexus Guarantee is amended to read in its entirety as follows:

                                  "(a)  Consolidated Tangible Net Worth.
                 Maintain at all times Consolidated Tangible Net Worth of not less than $37,500,000."

                          (d) Section 7(h)(i) of the Plexus Guarantee is hereby amended to read in its entirety as follows:

                                  "(i)     Within 45 days after the end of each
                                  of the first three fiscal quarters in each fiscal year, consolidated and consolidating balance sheets for the Guarantor as of the end of such quarter and consolidated and consolidating statements of income of the Guarantor for such quarter and for that part of the fiscal year ending with such quarter, all in reasonable detail and certified as true and correct, subject to review and normal year-end adjustments, by the chief financial officer or chief operating officer of the Guarantor;"


                 6. Representations and Warranties. The Company repeats and reaffirms the representations and warranties set forth in Section 3 of the Loan Agreement as of the date hereof. The Company also represents and warrants that the execution, delivery and performance of this Amendment are within the corporate powers of the Company, have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of the

Firstar Bank Milwaukee, N.A.
Harris Trust and Savings Bank
Bank One, Milwaukee, NA
LaSalle National Bank
August 28, 1996
Page 6



articles of incorporation or by-laws of the Company or of any law, rule, regulation, order or judgment presently in effect having applicability to the Company; (ii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority; or (iii) result in any breach of or constitute a default under any indenture or other agreement or instrument under which the Company or any Subsidiary is a party or by which it or its properties may be bound or affected.

                 7. Payment of LaSalle National Bank; Adjustment of Interests, etc. On the date of this Amendment, the Company shall pay to LaSalle National Bank the aggregate amount of $2,797,787.79, representing the sum of $2,781,200 in respect of unpaid principal of the LaSalle Note, $14,919.98 in respect of accrued and unpaid interest on the LaSalle Note, and $1,667.81 in respect of accrued and unpaid fees and expenses under the Loan Agreement. Upon receipt by LaSalle National Bank of such payment, (i) LaSalle National Bank shall be eliminated as a party to the Loan Agreement, (ii) each of you (other than LaSalle National Bank) will make such adjustments among yourselves as are necessary so that after giving effect to such adjustments, the Percentage Interest of each of you in the loans outstanding under the Loan Agreement will be the Percentage Interest set forth under Section 1.8 of the Loan Agreement as amended hereby, and (iii) all debts and obligations of the Company and the Guarantors to LaSalle National Bank shall be satisfied in full and LaSalle National Bank shall no longer have any rights or obligations under the Loan Agreement or any of the agreements relating thereto.

                 8. Conditions. Without limiting any of the other terms of the Loan Agreement as amended hereby, this Amendment shall not become effective, and the Banks shall not be required to make any further loans to the Company unless and until:

                          (a) No Default or Event of Default shall have occurred and be continuing and neither the business nor the assets nor the financial condition of the Company or any Guarantor shall have been materially adversely affected as the result of any event or development since September 30, 1995; and

                          (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all

Firstar Bank Milwaukee, N.A.
Harris Trust and Savings Bank
Bank One, Milwaukee, NA
LaSalle National Bank
August 28, 1996
Page 7



         instruments, authorizations and other documents applicable thereto shall be satisfactory in form and substance in the reasonable opinion of the Banks and their counsel.

                 9. Confirmation of Loan Agreement, etc. Except as expressly provided above, the Loan Agreement and the other agreements related thereto shall remain in full force and effect.

                 10. Fees and Expenses. The Company shall be responsible for the payment of all fees and out-of-pocket disbursements reasonably incurred by the Banks in connection with the preparation, execution, delivery, administration and enforcement of this Amendment including without limitation the reasonable fees and disbursements of counsel for the Banks, whether or not any transaction contemplated by this Amendment is consummated.

                 11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of Wisconsin.

                 12. Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 If the foregoing is satisfactory to you, please sign the form of acceptance below and return a signed counterpart hereof to us.

                                        Very truly yours,

                                        ELECTRONIC ASSEMBLY CORPORATION


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

                                        PLEXUS CORP.


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

Firstar Bank Milwaukee, N.A.
Harris Trust and Savings Bank
Bank One, Milwaukee, NA
LaSalle National Bank
August 28, 1996
Page 8



                 Agreed to as of the date first above written.

                                        FIRSTAR BANK MILWAUKEE, N.A.


                                        By:
                                           ------------------------------------
                                        Title:
                                               --------------------------------

                                        HARRIS TRUST AND SAVINGS BANK


                                        By:
                                           ------------------------------------
                                        Title:
                                               --------------------------------

                                        BANK ONE, MILWAUKEE, NA


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

                                        LASALLE NATIONAL BANK


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

Firstar Bank Milwaukee, N.A.
Harris Trust and Savings Bank
Bank One, Milwaukee, NA
LaSalle National Bank
August 28, 1996
Page 9



                 The undersigned Guarantors hereby consent to the foregoing Amendment, and agree that their respective Corporate Guarantee Agreements, each dated as of March 18, 1996, and all collateral or security therefor, shall remain in full force and effect notwithstanding the amendments made above.

                 Dated as of                  , 1996.
                             -----------------
                                  PLEXUS CORP.


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

                                        TECHNOLOGY GROUP, INC.


                                        By:
                                           ------------------------------------
                                        Title:
                                               --------------------------------

                                   EXHIBIT A

                             REVOLVING CREDIT NOTE


$_______________                                           _______________, 1996

                 FOR VALUE RECEIVED, the undersigned, ELECTRONIC ASSEMBLY CORPORATION, hereby promises to pay to the order of _______________ (the "Payee"), on July 31, 1998, at the office of Firstar Bank Milwaukee, N.A., as Agent for the payee hereof, at 777 East Wisconsin Avenue, Milwaukee, Wisconsin in lawful money of the United States of America and in immediately available funds, the principal amount of ____________________ Dollars ($______________)
or, if less, the aggregate unpaid principal amount of all loans made by the Payee to the undersigned under the Amended and Restated Revolving Credit Agreement dated as of March 18, 1996, as amended from time to time (the "Credit Agreement"), by and among the undersigned, Firstar Bank Milwaukee, N.A., for itself and as Agent, and certain other banks named therein, together with interest on the principal amount hereof from time to time unpaid. Interest (computed on the basis of the actual number of days elapsed and a year of 360 days) shall accrue on such unpaid principal amount from time to time at the rate or rates set forth in the Credit Agreement, and shall be payable monthly on the first Business Day of each month, or at such other times as may be provided in the Credit Agreement.

                 This Note is one of the New Notes issued under the Amended and Restated Credit Agreement, as amended by Amendment No. 1 thereto dated as of August 28, 1996, and is subject to permissive and mandatory prepayment, in each case upon the terms provided in the Credit Agreement. This Note is payable and secured in accordance with, is governed by and subject to, and is entitled to the benefits of, the Credit Agreement. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement.

                 This Note shall be construed in accordance with the laws (other than the conflict of laws rules) of the State of Wisconsin. The undersigned waives presentment, protest and notice of dishonor, and agrees, in the event of default hereunder, to pay all costs and expenses of collection, including reasonable attorneys' fees.

                                        ELECTRONIC ASSEMBLY CORPORATION


                                        By: ___________________________________

                                        Title:
                                              _________________________________